Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, as Adopted Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002.

In connection with the Report of Sterling Mining Company (the “Company”) on Form 10-Q for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth Rux, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kenneth Rux
Kenneth Rux Chief Financial Officer Date: November 18, 2008